UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

Sybron Dental Specialties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16057	33-0920985
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

100 Bayview Circle, Ste. 6000

Newport Beach, CA 92660-8915

(Address of principal executive offices)

(949) 255-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2006, Sybron Dental Specialties, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Danaher Corporation, a Delaware corporation (“Parent”), and Smile Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (the “Purchaser”), pursuant to which Parent has agreed to cause the Purchaser to commence a tender offer (the “Offer”) to purchase all of the Company’s common stock, par value $.01 per share (the “Common Stock”), including the associated preferred stock purchase rights issued pursuant to the Rights Agreement dated as of December 8, 2000 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), a national banking association, as Rights Agent (the “Rights Agent”). The Merger Agreement provides, among other things, for the making of the Offer by the Purchaser at a price of $47.00 per share, net to the seller in cash, without interest thereon and further provides that, following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the Delaware General Corporation Law, Purchaser will be merged with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The Offer and the Merger are subject to customary conditions, including tender of a majority of the outstanding shares of Common Stock in the Offer, and the absence of a material adverse effect with respect to the Company. The Merger Agreement provides for a termination fee of $59,750,000, which is payable by the Company under certain circumstances.

There are no material relationships between Parent or the Purchaser, on the one hand, and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, on the other hand, other than in respect of the Merger Agreement.

The Company intends to file a Schedule 14D-9 solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”) relating to the transaction. The Company understands that Parent and the Purchaser intend to file a Schedule TO tender offer statement with the SEC. The Company’s shareholders are advised to read the tender offer statement and the Company’s solicitation/recommendation statement when they are available because they will contain important information about Parent and the Company, the Offer and the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference. Reference is hereby made to the joint press release regarding the Merger, which is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

In connection with the Offer, the Merger Agreement and the transactions contemplated thereby, the Company and the Rights Agent executed an amendment (the “Amendment”) to the Rights Agreement, dated as of April 12, 2006. Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement. The Amendment impacts the Company’s preferred stock purchase rights associated with the Common Stock.

The Amendment provides, among other matters, that (i) none of Parent, the Purchaser, or any Affiliate or Associate of either shall be deemed to be an Acquiring Person or a Beneficial Owner of Common Stock, either individually or collectively, solely as a result of the approval, execution, delivery, announcement or performance of the Merger Agreement, the commencement or consummation of the Offer, or the consummation of the Merger or any of the other transactions contemplated in the Merger Agreement; and (ii) no Stock Acquisition Date, no Triggering Event, no Distribution Date, no Section 11(a)(ii) Event and no Section 13 Event shall be deemed to have occurred solely as a result of the approval, execution, delivery, announcement or performance of the Merger Agreement, the commencement or consummation of the Offer, or the consummation of the Merger or any of the other transactions contemplated in the Merger Agreement. The Amendment also provides that the Rights Agreement and the Rights established thereby will terminate in all respects immediately prior to the Effective Time (as defined in the Merger Agreement).

The foregoing summary of the principal terms of the Amendment is a general description only and is subject to the detailed terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 10, 2006, the Board of Directors of the Company adopted an amendment to Section 4 of Article IV of the bylaws of the Company (the “Bylaw Amendment”), effectively immediately, which provides that special meetings of the Board of Directors may be called by the Chairman of the Board or by the Chief Executive Officer by mailing notice to each Director at least 48 hours before the meeting or by notifying each Director at least 24 hours prior to the meeting either personally, by telephone or by electronic transmission. Such notice need not specify the purpose of the special meeting. A copy of the Bylaw Amendment is forth as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On April 12, 2006, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Incorporated Herein By Reference To	Filed Herewith

2.1	Agreement and Plan of Merger, dated as of April 12, 2006, by and among Danaher Corporation, Smile Acquisition Corp. and the Registrant		X

3.1	Amendment to Bylaws of the Registrant		X

4.1(a)	Amendment No. 1 to Rights Agreement between the Registrant and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), a national banking association, as Rights Agent, dated as of April 12, 2006		X

99.1	Press Release, dated April 12, 2006		X

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBRON DENTAL SPECIALTIES, INC.

Date: April 12, 2006	By: /s/ STEPHEN J. TOMASSI
Stephen J. Tomassi
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Incorporated Herein By Reference To	Filed Herewith

2.1	Agreement and Plan of Merger, dated as of April 12, 2006, by and among Danaher Corporation, Smile Acquisition Corp. and the Registrant		X

3.1	Amendment to Bylaws of the Registrant		X

4.1(a)	Amendment No. 1 to Rights Agreement between the Registrant and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), a national banking association, as Rights Agent, dated as of April 12, 2006		X

99.1	Press Release, dated April 12, 2006		X

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